UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 13, 2012

Date of Report (Date of earliest event reported)

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(IRS Employer Identification #)

13791 E. Rice Place, Suite #107 Aurora, CO	80015
(Address of principal executive offices)	(Zip Code)

(303) 481-4416 or (303) 345-1262

Registrant’s telephone number, including area code

Copies to: Michael E. Shaff, Esq., Irvine Venture Law Firm, LLP

17901 Von Karman Avenue, Suite 500, Irvine, CA 92614 Telephone (949) 660-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. APPOINTMENT OF CERTAIN OFFICERS

In a Board of Directors Meeting, held on Friday, February 10, 2012 Mr. Brett Roper was advanced to the role of Chief Operating Officer. Additionally, Mr. Paul Dickman (CPA) was advanced to the role of Chief Financial Officer. Mr. Dickman had held that role since May of 2011 on an interim basis. Both of these individuals have held various roles in the Company; Mr. Roper since 2002 and Mr. Dickman since 2011. These appointments were supported unanimously by the Board.

Mr. Brett Roper will retain the role as Secretary of the Board of Directors as well as Director of Corporate Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChineseInvestors.COM, Inc.

Date: February 13, 2012	By: /s/ Brett Roper
Name: Brett Roper
Title: VP, Corporate Services